EXHIBIT 10(xvi)


                             BEVERLY SASSOON & CO.

                                   AGREEMENT

The following is a summary of an agreement (herein known as "The Agreement") between International Cosmetics Marketing Company (herein known as "The Company"), and, Beverly Sassoon and Elan Sassoon (herein known as "The Sassoons").

It is agreed that:

         a) A total of Three million stock options of The Company currently held by The Sassoons and/or Capitol Distribution will be cancelled and returned to the treasury of the Company;

         b) The Sassoons will provide The Company with a breakdown of these stock options as to the amount that will be cancelled by each of The Sassoons and/or Capitol Distribution;

         c) The Sassoons will settle the lawsuit within 15 business days of Pennock Marshall v The Sassoons et al and warrant that The Company will not incur further legal expense or liability of any nature as it relates to the Pennock Marshall lawsuit;

         d) The Company will cancel the current debt of The Sassoons related to the legal expenses of this lawsuit;

         e) In the event that the aforementioned lawsuit is not settled past that date of The Agreement, and/or if The Company incurs further legal expense or liability of any nature related to this lawsuit, The Company will forever withhold Royalty payments to The Sassoons in an amount equal to the legal expenses or the cost of such liability;

         f) The Company will cancel the Indemnification Agreement currently in place as it relates to The Sassoons and Beverly Sassoon International;

         g) The shareholders of the Company will elect Beverly Sassoon to its Board of Directors;

         h) Proper documents reflecting The Agreement will be prepared by The Company, and;

         i) The Agreement will act as an amendment to the original agreement between The Sassoons and The Company, with all other aspects of the original agreement remaining unchanged.

Signed and witnessed February 4, 2002:

/s/ Beverly Sassoon                                       /s/ (illegible)
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Beverly Sassoon                                              Witness


/s/ Elan Sassoon                                          /s/ (illegible)
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Elan Sassoon                                                 Witness


/s/ (illegible)                                           /s/ Sonny Spoden
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On Behalf of the Company                                     Witness